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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2003

FOREST OIL CORPORATION
(Exact name of registrant as specified in charter)

New York	1-13515	25-0484900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Colorado State Bank Building, 1600 Broadway, Denver, CO 80202
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (303) 812-1400

Item 9. Regulation FD Disclosure.

        On May 15, 2003, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 (the "Form 10-Q") with the Securities and Exchange Commission. Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications accompanied the Form 10-Q:

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
OF FOREST OIL CORPORATION
PURSUANT TO 18 U.S.C. § 1350

        Pursuant to 18 U.S.C. Section 1350 and in connection with the accompanying report on Form 10-Q for the quarterly period ended March 31, 2003 that is being filed concurrently with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officer of Forest Oil Corporation (The "Company") hereby certifies that:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
May 15, 2003	/s/ ROBERT S. BOSWELL Robert S. Boswell Chief Executive Officer

CERTIFICATION OF
CHIEF FINANCIAL OFFICER
OF FOREST OIL CORPORATION
PURSUANT TO 18 U.S.C. § 1350

        Pursuant to 18 U.S.C. Section 1350 and in connection with the accompanying report on Form 10-Q for the quarterly period ended March 31, 2003 that is being filed concurrently with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officer of Forest Oil Corporation (The "Company") hereby certifies that:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
May 15, 2003	/s/ DAVID H. KEYTE David H. Keyte Chief Financial Officer

        The foregoing certifications were furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and were not filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION (Registrant)
Dated: May 15, 2003	By:	/s/ NEWTON W. WILSON III Newton W. Wilson III Senior Vice President—Legal Affairs & Secretary

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  Item 9. Regulation FD Disclosure.
CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF FOREST OIL CORPORATION PURSUANT TO 18 U.S.C. § 1350
CERTIFICATION OF CHIEF FINANCIAL OFFICER OF FOREST OIL CORPORATION PURSUANT TO 18 U.S.C. § 1350
SIGNATURES